Supplement to the
Fidelity Freedom® Funds
July 29, 2017
Prospectus

FMR Co., Inc. may modify the selection of underlying Fidelity® Funds for any Fidelity Freedom® Fund from time to time. Fidelity® Series Canada Fund, Fidelity® Series International Credit Fund, and Fidelity® Series Long-Term Treasury Bond Index Fund have been added to the selection of underlying Fidelity® funds.

Effective October 1, 2017, the following information replaces similar information found in the "Shareholder Information" section under the "Buying Shares" heading.

Minimum Waivers

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, a health savings account for which Fidelity serves as recordkeeper, certain Fidelity® retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity® systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

FF-17-03 1.808379.143	September 20, 2017